SCHEDULE 14C
                              (RULE 14c-101)

               INFORMATION REQUIRED IN INFORMATION STATEMENT

                         SCHEDULE 14C INFORMATION

     INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                           EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]  Preliminary Information Statement  [ ]  Confidential, for Use of the
                                             Commission Only (as permitted
                                             by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

                       WHITELIGHT TECHNOLOGIES, INC.
             (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                       WHITELIGHT TECHNOLOGIES, INC.
                         170 Newport Center Drive
                                 Suite 210
                         Newport Beach, CA  92660

                    WE ARE NOT ASKING YOU FOR A PROXY
               AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                           INFORMATION STATEMENT

     This information statement is being furnished in connection with action taken by shareholders holding a majority of the voting power of our company. On May 10, 2004, shareholders owning 630,000 shares, or 57% of the total outstanding shares on such date, approved the following:

 * An amendment to our articles of incorporation to change the corporate name to "Trycera Financial, Inc.;"
 * An amendment to our articles of incorporation adopting a class of preferred shares and authorizing 20,000,000 shares of preferred stock, par value $.001 per share;
 * A reverse split of the outstanding shares of common stock at the rate of one for two (1:2); and
 * A 2004 Stock Option/Stock Issuance Plan in which 5,000,000 shares are authorized for issuance.

The amendments to the articles of incorporation, the reverse stock split, and approval of the plan will be effective twenty days following the mailing of this information statement.

     There will not be a meeting of shareholders and none is required under Nevada General Corporation Law when an action has been approved by written consent of the holders of a majority of the outstanding shares of our common stock.

     This information statement is first being mailed on or about May 24, 2004, to the holders of our outstanding common stock as of May 10, 2004, the date the shareholder written consent was signed and delivered to us.
At May 10, 2004, we had 1,100,000 pre-split shares of our common stock outstanding. Holders of the common stock are entitled to cast one vote for each share of common stock then registered in such holder's name.

                       SECURITY OWNERSHIP OF CERTAIN
                     BENEFICIAL OWNERS AND MANAGEMENT

     At May 11, 2004, we had 3,800,000 shares outstanding giving effect for the one-for-two reverse stock split of the 1,100,000 existing pre-split shares and the issuance of 3,250,000 post-split shares after May 10, 2004. The following table sets forth information regarding the beneficial ownership of our common stock as of May 11, 2004, giving effect for the one-for-two reverse stock split, by each person known to us to own beneficially more than 5% of the outstanding shares of our common stock; by each of our directors and executive officers; and by all of our directors and executive officers as a group:

                                                  Amount and Nature
Name and Address                                  of Beneficial       Percent
of Beneficial Owner        Position(s)            Ownership (1)       of Class
-------------------        -----------            -----------------   --------
Matthew S. Kerper          Director & President   1,000,000           26.32%
170 Newport Center Drive
Suite 210
Newport Beach, CA 92660

Bryan W. Kenyon            Treasurer & CFO        600,000             15.79%
170 Newport Center Drive
Suite 210
Newport Beach, CA 92660

Luan Dang                  Director               500,000             13.16%
1967 Port Provence Pl.
Newport Beach, CA 92660

Alan S. Knitowski          Director               500,000(2)          13.16%
52 Timor Sea
Newport Beach, CA 92657

Executive Officers and                            2,600,000           68.42%
Directors as a Group
(4 Persons)

Eric Chess Bronk                                  510,000(3)          13.42%
3857 Birch St., #606
Newport Beach, CA 92660
________

     (1) Unless otherwise indicated, this column reflects amounts as to which the beneficial owner has sole voting power and sole investment power.
     (2) These shares are held in a family trust.
     (3) Of the shares beneficially owned by Mr. Bronk, 10,000 post-split shares are owned directly by Suter GC Trust, a trust for which Mr. Bronk is the trustee. While Mr. Bronk disclaims any interest in these shares, he is deemed to share beneficial ownership of such shares with these entities.

Change of Control

     On May 7, 2004, Eric Chess Bronk, the president and sole director of the Company, resigned in connection with the appointment of new management. Also, Lynn Carlson resigned as vice-president. The number of directors was increased to three persons and the following persons were appointed as executive officers and directors of the Company:

     Name                  Age     Position(s)
     ----                  ---     -----------
     Matthew S. Kerper     29      Director and President
     Bryan W. Kenyon       32      Treasurer and CFO
     Luan Dang             32      Director
     Alan S. Knitowski     35      Director

     In connection with the change of control, the Board of Directors, and the shareholders, approved a one-for-two reverse split of the outstanding shares of common stock. At the time of the change of management, the Company issued the following post-reverse split shares of its common stock:

 * 410,000 shares were issued to Mr. Bronk for past services as the president and sole director of the Company;
 * 140,000 shares were issued to Jason Daggett for his acceptance as the initial member of the advisory board for the Board of Directors;
 * 100,000 shares were issued in connection with the borrowing of $200,000 from Trymetris Capital Fund I, LLC; and
 * 2,600,000 shares were issued to new management for accepting positions as officers and/or directors of the Company.

                          EXECUTIVE COMPENSATION

     There was no executive compensation awarded to, earned by, or paid to any executive officer for any services rendered in any capacity to our company or any of its subsidiaries for the years ended December 31, 2003, 2002, and 2001.

     We have no employment or compensation agreements or arrangements with any of our officers.

     No options were granted to any executive officers during the year ended December 31, 2003. No options were exercised by any executive officers during the year ended December 31, 2003. No options were held by any executive officer at May 11, 2004.

     Directors are permitted to receive fixed fees and other compensation for their services as directors, as determined by the Board of Directors. The Board of Directors has not adopted any policy in regard to the payment of fees or other compensation to directors. No director was compensated for any services provided as a director during the year ended December 31, 2003.

                AMENDMENT TO THE ARTICLES OF INCORPORATION
                   TO CHANGE THE NAME OF THE CORPORATION

     The Board of Directors and the shareholders owning a majority of the voting control of our company have approved the change of the name of the corporation from "Whitelight Technologies, Inc." to "Trycera Financial, Inc." by means of an amendment to our Articles of Incorporation.

     Management believes the current name may be misinterpreted as implying that we are engaged in the lighting business. Since our business continues to evolve, we decided to adopt a name with no specific meaning and which has no connotation with any specific industry. We believe the name "Trycera Financial, Inc." meets these requirements. The Board of Directors believes that the name change, and accordingly the proposed amendment, is in the best interests of our company and its stockholders.

     The text of the amendment to the articles of incorporation is as follows: "The First Article of the Articles of Incorporation shall be and it hereby is amended to read in its entirety as follows: 'The name of the corporation is Trycera Financial, Inc.'"

Effectiveness of the Name Change

     The name change will become effective upon the filing of the certificate of amendment with the Secretary of State of the State of Nevada. The Board intends to file the certificate of amendment for effectiveness twenty days following the mailing of this information statement to our shareholders.

No Appraisal Rights

     Under Nevada law, our shareholders are not entitled to appraisal rights with respect to the name change.

Required Vote

     The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of an amendment of the articles of incorporation under Nevada General Corporation Law. Management has obtained this approval through the written consent of shareholders owning a majority of the voting control of our company. Thus, a meeting to approve the name change and the amendment to our Articles of Incorporation is unnecessary, and management decided to forego the expense of holding a meeting to approve this matter.

                AMENDMENT TO THE ARTICLES OF INCORPORATION
                  TO CREATE A CLASS OF 20,000,000 SHARES
                       OF AUTHORIZED PREFERRED STOCK

     The Board of Directors and the shareholders owning a majority of the voting control of our company have approved an amendment to our Articles of Incorporation to create an authorized class of 20,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock"). In order to effect the amendment, the Third Article of the Articles of Incorporation will be amended to read as follows:

          The corporation is authorized to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares this corporation is authorized to issue is one hundred twenty million (120,000,000). The number of shares of Common Stock authorized is one hundred million (100,000,000) shares, par value $0.001 per share. The number of shares of Preferred Stock authorized is twenty million (20,000,000) shares, par value $0.001.

          A.   Common Stock.

               1. Voting Rights. Except as otherwise expressly provided by law or in this Third Article, each outstanding share of Common Stock shall be entitled to one (1) vote on each matter to be voted on by the shareholders of the corporation.

               2. Liquidation Rights. Subject to any prior or superior rights of liquidation as may be conferred upon any shares of Preferred Stock, and after payment or provision for payment of the debts and other liabilities of the corporation, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of Common Stock then outstanding shall be entitled to receive all of the assets and funds of the corporation remaining and available for distribution. Such assets and funds shall be divided among and paid to the holders of Common Stock, on a pro-rata basis, according to the number of shares of Common Stock held by them.

               3. Dividends. Dividends may be paid on the outstanding shares of Common Stock as and when declared by the Board of Directors, out of funds legally available therefore, provided, however, that no dividends shall be made with respect to the Common Stock until any preferential dividends required to be paid or set apart for any shares of Preferred Stock have been paid or set apart.

               4. Residual Rights. All rights accruing to the outstanding shares of the corporation not expressly provided for to the contrary herein, or in the bylaws of the corporation, or in any amendment hereto or thereto, shall be vested in the Common Stock.

          B. Preferred Stock. Authority is hereby vested in the Board of Directors to prescribe the classes, series and the number of each class or series of Preferred Stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of Preferred Stock.

     The Board of Directors has determined that it would be in the best interests of the company to amend the Articles of Incorporation to authorize a class of Preferred Stock in order to facilitate corporate financing and other plans, which are intended to foster our growth and flexibility. The Board of Directors believes that the creation of the class of Preferred Stock may assist us in achieving our business objectives by making financing easier to obtain. Under the terms of the Preferred Stock, the Board would be empowered, with no need for further shareholder approval, to issue Preferred Stock in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption, and other rights, preferences, and privileges as determined by the Board. The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in our capital structure than currently exists. The Board will be permitted to issue Preferred Stock from time to time for any proper corporate purpose, including acquisitions of other businesses or properties and the raising of additional capital. Shares of Preferred Stock could be issued publicly or privately, in one or more series, and each series of Preferred Stock could rank senior to the common stock of the Company with respect to dividends and liquidation rights.

Possible Effects of Amendment Regarding Preferred Stock

     Even though not intended by the Board, the possible overall effect of the amendment on the holders of our common stock (the "Common Stockholders") may include the dilution of their ownership interests in the company, prevention of mergers with or business combinations by us, and the discouragement of possible tender offers for shares of our common stock.

     Upon the conversion into our common stock of shares of Preferred Stock issued with conversion rights, if any, the Common Stockholders' voting power and percentage ownership would be diluted and such issuances could have an adverse effect on the market price of our common stock. Additionally, the issuance of shares of Preferred Stock with certain rights, preferences and privileges senior to those held by our common stock could diminish the Common Stockholders' rights to receive dividends if declared by the Board and to receive payments upon our liquidation.

     If shares of Preferred Stock are issued, approval by such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by us. These factors could discourage attempts to purchase control of our company even if such change in control may be beneficial to the Common Stockholders. Moreover, the issuance of Preferred Stock having general voting rights together with our common stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office, even if such changes would be favorable to shareholders generally.

     The ability of the Board, without any additional shareholder approval, to issue shares of Preferred Stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device. The amendment is not intended for that purpose and is not proposed in response to any specific takeover threat known to the Board. Furthermore, this proposal is not part of any plan by the Board to adopt anti-takeover devices and the Board currently has no present intention of proposing anti-takeover measures in the near future. In addition, any such issuance of Preferred Stock in the takeover context would be subject to compliance by the Board with applicable principles of fiduciary duty.

     The Board believes that the financial flexibility offered by the amendment outweighs any of its disadvantages. To the extent the proposal may have anti-takeover effects, the proposal may encourage persons seeking to acquire our company to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the shareholders' interests. It is also the Board's view that the existence of the Preferred Stock should not discourage anyone from proposing a merger or other transaction at a price reflective of our true value and which is in the interests of our shareholders.

Effectiveness of the Creation of the Authorized Class of Preferred Stock

     The creation of the authorized class of preferred stock will become effective upon the filing of the certificate of amendment with the Secretary of State of the State of Nevada. The Board intends to file the certificate of amendment to be effective twenty days following the mailing of this information statement to our shareholders.

No Appraisal Rights

     Under Nevada law, our shareholders are not entitled to appraisal rights with respect to the creation of the authorized class of preferred stock.

Required Vote

     The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of an amendment of the articles of incorporation under Nevada General Corporation Law. Management has obtained this approval through the written consent of shareholders owning a majority of the voting control of our company. Thus, a meeting to approve the creation of the authorized class of Preferred Stock and the amendment to our Articles of Incorporation is unnecessary, and management decided to forego the expense of holding a meeting to approve this matter.

             ONE-FOR-TWO REVERSE STOCK SPLIT OF THE COMPANY'S
                         OUTSTANDING COMMON STOCK

     The Board of Directors has approved a resolution to effect a one-for-two reverse split of our issued and outstanding shares of common stock (the "Reverse Stock Split"). The Board of Directors has set the close of business on the twentieth day following the mailing of this Information Statement to the shareholders as the date on which the Reverse Stock Split will become effective. Each share of common stock issued and outstanding immediately prior to that effective date will be reclassified as and changed into one-half of one share of common stock.

     The principal effect of the Reverse Stock Split will be to decrease the number of outstanding shares of common stock. At the time of the approval of the Reverse Stock Split by the shareholders on May 10, 2004, we had 1,100,000 shares outstanding, which number will be reduced to approximately 550,000 as a result of the Reverse Stock Spilt. After the approval of the Reverse Stock Split by the shareholders, we issued another 3,250,000 shares which were issued as post-reverse split shares and will not be reduced by the Reverse Stock Split. Thus, as a result of the Reverse Stock Split, we will have approximately 3,800,000 shares outstanding (assuming that no post-Reverse Stock Split shares of Common Stock are issued in lieu of fractional shares and assuming that no additional shares have been issued or retired subsequent thereto). The common stock issued pursuant to the Reverse Stock Split will be fully paid and nonassessable. The respective relative voting rights and other rights that accompany the common stock will not be altered by the Reverse Stock Split, and the common stock will continue to have a par value of $0.001 per share. Consummation of the Reverse Stock Split will not alter the number of our authorized shares of common stock, which will remain at 100,000,000.

Reasons for the Proposed Reverse Stock Split

     The Reverse Stock Split is being proposed to encourage new management to accept positions with the company and to engage in new business enterprises. Management believes that the current number of shares outstanding is too large to compensate new management and create a stable market for the common stock if such a market should develop in the future.

Future Dilution; Anti-Takeover Effects

     There may be certain disadvantages suffered by shareholders as a result of approval of the Reverse Stock Split. These disadvantages include an increase in possible dilution to present shareholders' percentage ownership of the common stock because of the additional authorized shares of common stock which would be available for future issuance by us.
Current shareholders, in the aggregate, own approximately 1.1% of current authorized shares of common stock under our present capital structure, but would own only 0.55% of the authorized shares of common stock under our post-split capital structure, assuming that the proposed Reverse Stock Split is consummated.

     Management is not aware of any attempts by third persons to accumulate a large number of shares of common stock and the Board of Directors is not recommending the Reverse Stock Split in response to any existing attempts by third parties to obtain control of the company.

     The Board of Directors believes that the consummation of the Reverse Stock Split and the changes which would result therefrom will not cause us to terminate registration of our common stock under the Securities Exchange Act of 1934, as amended, or to cease filing reports thereunder, and we do not presently intend to seek, either before or after the Reverse Stock Split, any change in our status as a reporting company for federal securities law purposes.

Federal Income Tax Consequences

     The Reverse Stock Split should not result in any taxable gain or loss to shareholders for U.S. federal income tax purposes. If the Reverse Stock Split is approved, the U.S. tax basis of common stock received as a result of the Reverse Stock Split will be equal, in the aggregate, to the basis of the shares exchanged for the common stock. For U.S. federal income tax purposes, the holding period of the shares immediately prior to the effective date of the Reverse Stock Split will be included in the holding period of the common stock received as a result of the Reverse Stock Split.

SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE PROPOSED REVERSE SPLIT ON THEIR INDIVIDUAL TAX STATUS.

Exchange of Certificates

     As soon as is practicable following the effective date of the Reverse Stock Split, shareholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our stock transfer agent in exchange for the issuance of new certificates reflecting the Reverse Stock Split. Commencing on the effective date of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares of common stock will be deemed for all purposes to evidence ownership of post-Reverse Stock Split shares of common stock, as the case may be. No fractional shares of common stock will be issued, and, in lieu thereof, a whole share will be issued to any shareholders entitled to a fraction of a share of common stock.

Determination by Board to Abandon Reverse Stock Split

     In accordance with Nevada law and notwithstanding approval of the proposal by shareholders, at any time prior to the effective date of the Reverse Stock Split, the Board of Directors may, in its sole discretion, abandon the proposal without any further action by shareholders.

Effectiveness of the Reverse Split

     The Reverse Stock Split will become effective at the close of business on the twentieth day following the mailing of this information statement to our shareholders.

No Appraisal Rights

     Under Nevada law, our shareholders are not entitled to appraisal rights with respect to the Reverse Stock Split.

Required Vote

     The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of the Reverse Stock Split under Nevada General Corporation Law. Management has obtained this approval through the written consent of shareholders owning a majority of the voting control of our company. Thus, a meeting to approve the Reverse Stock Split is unnecessary, and management decided to forego the expense of holding a meeting to approve this matter.

                       SHAREHOLDER APPROVAL OF THE
                   2004 STOCK OPTION/STOCK ISSUANCE PLAN

     On May 11, 2004, the Board of Directors adopted the 2004 Stock Option/Stock Issuance Plan. A copy of the plan is set forth in Appendix "A" to this information statement. The plan provides for the granting of stock options or the issuance of stock to the employees, officers, and consultants of our company. No options have been granted, or shares issued, under the plan, except for five-year options granted to our secretary to purchase up to 15,000 shares at par value.

     The purpose of the plan is to provide eligible persons an opportunity to acquire a proprietary interest in our company and as an incentive to remain in our service. Awards under the plan consist of both non-qualified options and options intended to qualify as "Incentive Stock Options" under
Section 422 of the Internal Revenue Code, and stock grants.

     The following discussion sets forth the material terms and conditions of the plan:

Administration

     The plan is administered by our Board of Directors which acts as the plan administrator. However, at the discretion of the Board, it may establish a committee of members of the Board to which committee the Board may delegate administration of the plan. Members of the Board are elected by the shareholders at the annual meeting of shareholders for a term of one year. Our bylaws provide that annual meetings are to be scheduled by the Board of Directors. One of the directors of our Board, Matthew S. Kerper, is also an executive officer. Non-employee members of the Board and the Advisory Board, and non-employee members of the Board of Directors of our subsidiaries, are eligible to participate in the plan.

     The Board of Directors will select the employees, directors and consultants who will be granted options or issued stock under the plan and, subject to the provisions of the plan, will determine the terms and conditions and number of shares subject to each option or stock issuance. The Board will also make any other determinations necessary or advisable for the administration of the plan and its determinations will be final and conclusive.

Shares Subject to the Plan

     The plan authorizes the issuance of shares or the granting of either incentive stock options or non-incentive stock options to purchase in the aggregate up to 5,000,000 shares of our common stock. The shares available for issuance will be increased or decreased according to any reclassification, recapitalization, stock split, stock dividend or other such subdivision or combination of our common stock. Shares of our common stock subject to unexercised options that expire or are terminated prior to the end of the period during which options may be granted under the plan will be restored to the number of shares available for issuance under the plan.

Eligibility

     The persons eligible to participate in the plan are as follows: employees of our company and any of its subsidiaries; non-employee members of our Board or non-employee members of the board of directors of any of our subsidiaries; and consultants and other independent advisors who provide services to us or any of our subsidiaries. Options may be granted, or shares issued, to consultants or advisors who are natural persons and who provide bona fide services to us or one of our subsidiaries, provided that the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for our securities.

     The plan administrator has full authority to determine which eligible persons are to be granted options and to fix the terms of the options granted not inconsistent with the provisions of the plan. The plan administrator also has full authority to determine which eligible persons are to be issued shares pursuant to the plan and the terms upon which those shares are to be issued not inconsistent with the provisions of the plan. In general, there is no limitation regarding the amount of securities that an eligible optionee or participant may receive or purchase.

     The amount of securities to which our executive officers, directors, or others may receive under this plan is not determinable. During the year ended December 31, 2003, no options were granted, or shares issued, under the plan to any current executive officer, any director, or employee.

Issuance of Stock and Exercise Price of Options

     The plan administrator will determine the number of shares to be issued under the stock issuance program and the purchase price thereof, and the number of shares that the optionee may purchase upon exercise of the option and the price at which the shares may be purchased. The aggregate fair market value as of the respective date or dates of the grant of any one or more options to any employee under the plan, or any other option plan of our company or its subsidiaries, which may for the first time become exercisable as an incentive stock option during any one calendar year cannot exceed the sum of $100,000. To the extent that an employee holds two or more of such options which become exercisable for the first time in the same calendar year, the $100,000 limitation on the right to exercise of those options as incentive stock options will be applied on the basis of the order in which the options were granted. Those options which are included in any amounts in excess of the $100,000 limitation will be deemed to be nonstatutory options and exercisable as nonstatutory options.

     Stock issued under the stock issuance plan may vest immediately or upon terms established by the plan administrator, provided that at least 20 percent of the total shares subject to a vesting schedule will fully vest in each calendar year on the anniversary date of the issuance of the shares.

     Irrespective of whether a participant's shares are vested or are held in escrow, a participant to whom shares under the stock issuance plan have been issued will have the right to vote those shares and to receive any regular cash dividends paid on those shares.

Term

     The plan will continue in effect until all of the stock available for grants or issuance have been acquired through exercise of options or grants of shares, or until May 1, 2014, whichever is earlier. The plan may also be terminated in the event of certain corporate transactions such as a merger or consolidation or the sale, transfer or other disposition of all or substantially all of our assets. The plan may be terminated earlier or modified by the Board provided that no rights of optionees or participants may be altered unless with the consent of the persons holding options or shares of common stock pursuant to the plan who are affected.

     All options available to be granted, and stock to be issued, under the plan must be granted or issued by May 1, 2014. The plan administrator will determine the actual term of the options but no option will be exercisable after the expiration of 10 years from the date granted. No incentive stock option granted to an employee who owns more than 10% of the combined voting power of all the outstanding classes of stock in the Company may be exercised after five years from the date of grant. All options and unvested stock issuances outstanding at May 1, 2014, under the plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

     The options granted pursuant to the plan are not transferable except by will or the laws of descent and distribution. Shares granted under the stock issuance program are not transferable until the shares are vested.

Material Terms of Stock Options

     Stock option awards under the plan consist of nonstatutory stock options (NSOs) and incentive stock options (ISOs). ISOs may be granted only to our employees or the employees of one of our subsidiaries.

     The purchase price under each option is established by the plan administrator, but in no event will it be less than 100% of the fair market value of our common stock for ISOs and 85% for NSOs. The price applicable to any option holder who holds more than 10 percent of our outstanding common stock, or the stock of any of our subsidiaries, will be 110% percent of fair market value. The aggregate exercise price, plus applicable taxes, are due and payable in cash or check on the date of the exercise of an option. However, the plan administrator may permit payment of the total amount due by a full-recourse, interest-bearing promissory note secured by the shares; shares of our common stock valued at fair market value on the date of exercise of the option; or through a special sale and remittance procedure through a designated brokerage firm.

     The plan administrator will fix the terms of each option, but no option can be granted for a term in excess of 10 years. The term of such an option will not be longer than five years in the case of any option holder who holds, on the date of the grant of an ISO, more than 10% of the outstanding common stock of our company or any of its subsidiaries. Upon termination of services for us or one of our subsidiaries, the option holder will have a limited time in which to exercise vested options. The plan administrator will not impose a vesting schedule upon any options granted which provides for exercise of an option for less than 20 percent of the shares subject to the option and with an initial installment for vesting which is fixed for a longer period than one year from the date of grant of the option.

     During the lifetime of the person to whom an option has been granted, only that person has the right to exercise the option and that person cannot assign or transfer any right to the option. Upon the death of the person to whom an option has been granted, the option may be exercised only by those persons who inherit from the holder of the option by will or under the applicable laws of descent and distribution.

     A person to whom an option has been granted will not have any rights as a shareholder until the option has been exercised, the full exercise price and withholding taxes payable have been paid respecting the shares issuable upon exercise of the option, and the person exercising the option has become a shareholder of record.

     The plan administrator has the authority, with the consent of the option holder affected, to cancel outstanding options and to grant in substitution therefore new options covering the same or a different number of shares at an exercise price per share based upon the fair market value per share of such stock on the date of the grant of a new option.

     If an employee is terminated for cause, the unvested options granted to him will terminate immediately upon his employment termination date. Upon termination of employment with or service to our company or any of its subsidiaries of an optionee, except termination for misconduct, the following provisions will apply:

      * After termination of employment or service of an optionee for any reason other than disability, death or termination for misconduct, the optionee will have a period of three months following the date of termination of employment or service of the optionee within which to exercise all options which have vested as of the date of such termination.

      * Upon termination of service by reason of total disability, the optionee will have a period of 12 months following the date of termination within which to exercise all options which have vested as of the date of such termination.

      * If the employment or service of an optionee terminates by reason of the death of that optionee the personal representative of the estate of the deceased optionee or the person or persons to whom an option passes by will or the laws of descent and distribution will have a period of 12 months within which to exercise all options which have vested at the date of the death of the optionee.

      * Under no circumstance of termination of employment or service will any options be exercisable after the specified term of the option has expired.

      * The plan administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following optionee's cessation of service or death from the limited period otherwise in effect for that option to such greater period of time as the plan administrator shall deem appropriate, but in no event beyond the expiration of the option term; and/or permit the option to be exercised, during the applicable post-service exercise period, not only with respect to the number of vested shares for which such option is exercisable at the time of the optionee's cessation of service but also with respect to one or more additional installments in which the optionee would have vested under the option had the optionee continued in service.

Material Terms of Stock Grants

     At the discretion of the plan administrator, shares may be granted at such cost as determined by the plan administrator, or for no monetary compensation.

     Stock issued under the stock issuance plan may vest immediately or upon terms established by the plan administrator, provided that at least 20 percent of the total shares subject to a vesting schedule will fully vest in each calendar year on the anniversary date of the issuance of the shares.

     Irrespective of whether a participant's shares are vested or are held in escrow, a participant to whom shares under the stock issuance plan have been issued will have the right to vote those shares and to receive any regular cash dividends paid on those shares.

     If employment with or service to us terminates for whatever cause at a time when the participant holds unvested shares issued under the stock issuance plan, those shares will be immediately surrendered to us and cancelled. In the event the participant paid for the shares surrendered in cash or cash equivalent, the amount of that consideration will be repaid. In the event that the participant furnished a promissory note in payment of shares surrendered, the remaining balance of that note attributable to the surrendered shares will be cancelled. In the sole discretion of the plan administrator, the surrender and cancellation of any unvested shares issued under the stock issuance plan may be waived at anytime by the plan administrator subject to such terms and conditions or on no terms and conditions as the plan administrator may determine.

Federal Income Tax Consequences of the Programs

     The following is a general discussion of the federal income tax effects of participating in the plan. Because the application and effect of federal taxation depends for specific results on the precise circumstance of the individual option holder and individual participant in the plan, persons are directed to seek the advice of their legal and tax professionals for specific appropriate guidance in respecting options and shares acquired under the plan. Moreover, because state and local laws respecting income taxes are variable, persons are further directed to seek the advice of such professionals regarding the effect of these laws.

     The Option Grant Program

     Incentive Stock Options. Generally, neither the grant of an ISO nor the exercise of that option and acquisition of shares of common stock causes the recognition by the optionee of federal income taxes except as a particular optionee may be liable for such taxation under the alternative minimum tax provisions of the Internal Revenue Code discussed below. No withholding of federal taxes is required upon the exercise of an ISO or disposition of the shares of common stock acquired by exercise of that option. In order to qualify for the federal income tax benefits afforded by ISO's, an optionee must hold shares of common stock acquired by exercise of an ISO for a period of two years from the date of the grant of the option and for a period of one year after the date of exercise of the option before the optionee disposes of those shares. An earlier disposition of those shares, generally, will be a disqualifying disposition. On a qualifying disposition of shares of common stock acquired by exercise of an ISO, any gain or loss will be recognized by the optionee as a capital gain or loss. This means that the rate of taxation on gain, if any, generally, will be lower than the rate of taxation applicable to ordinary income on the amount of the gain. Gain, if any, will be the amount received on disposition by the optionee of the shares of common stock acquired by exercise of an ISO in excess of the amount paid for those shares of common stock.

     Not all dispositions of shares of common stock, though held for less than the specified holding periods of two and one years will be disqualifying dispositions. Examples are transfer by will or under the laws of descent and distribution; certain exchanges of stock for stock provided for in the Internal Revenue Code; transfer to pledges, but not sales by the pledges; transfer by a spouse to a spouse incident to a divorce decree; and certain transfers to joint ownership by the optionee and another person. Upon a disqualifying disposition where the optionee realizes a gain, that portion of the gain by which the fair market value of the shares of common stock on the date of exercise of the ISO exceeds the exercise price for those shares on the date of exercise of the option, will be taxed at ordinary income rates. The remainder of the gain, if any, will be taxed at, generally, more favorable capital gain rates. However, a particular optionee may be liable to the alternative minimum tax provisions of the Internal Revenue Code.

     The excess, if any, of the fair market value of shares of common stock on the date of exercise of an ISO over the exercise price paid for those shares on the date of such an exercise, will be subject to an adjustment dictated by alternative minimum tax requirements depending upon the overall personal income of a particular optionee. When the alternative minimum tax provisions apply, and there is a disposition of the relevant shares of common stock and, further, depending upon whether the disposition is a qualifying or a disqualifying disposition of the relevant shares a portion of any gain may be taxed as ordinary income and a portion of such gain may be taxed as capital gain. In some cases, the capital gain rates, in these circumstances, are higher than normal capital gain rates but more favorable than ordinary income tax rates.

     Internal Revenue Code Section 83(b) does not permit acceleration of ordinary income to the time of the exercise of an unbelted ISO under regular federal income tax regulations. This section does permit such acceleration where the alternative minimum tax provisions apply.

     Nonstatutory Stock Options. Generally, the exercise of an NSO results in ordinary income taxable to the optionee at rates applicable to that optionee in an amount equal to the difference in the price paid for shares of common stock on exercise of the option and the fair market value of those shares on the date of exercise of the NSO. Upon the exercise of an NSO, the optionee must pay withholding taxes, social security taxes and Medicare taxes applicable to ordinary income taxable upon exercise of the NSO. In certain circumstances, where shares of common stock are acquired upon exercise of an NSO because the optionee cannot transfer those shares and the optionee is subject to a forfeiture applicable to those shares as, for example, where the optionee is an officer or director of the issuer or the holder of more than 10% of the outstanding shares of common stock of the issuer, and is therefore, subject to forfeiture under Rule 16(b) of the Exchange Act or where the shares purchased are unvested option shares, ordinary income otherwise taxable to the optionee is deferred until the relevant shares of common stock are either transferable or not subject to forfeiture. Notwithstanding that taxation of ordinary income is normally deferred in the circumstances described above, an optionee may elect to recognize ordinary income taxable at the time of exercise of an NSO as permitted under Section 83(b) of the Internal Revenue Code.

     The Stock Issuance Plan

     Any shares of common stock issued to a participant as a bonus or as an incentive to accept employment with the issuer or any of its subsidiaries will be subject to federal taxation as ordinary income in the amount of the fair market value of those shares on the date of issuance. In circumstances when a participant purchases shares of common stock under our stock issuance plan at a price less then the fair market price of those shares on the date of issuance thereof, the participant will have taxable ordinary income in the amount of the difference between the price paid for the relevant shares and the fair market value thereof on the date of issuance of the shares. In either case, the participant will have to pay applicable withholding taxes, social security taxes and Medicare taxes.

Amendment to the Plan

     The Board of Directors has complete and exclusive power and authority to amend or modify the plan. However, no amendment or modification can adversely affect the rights and obligations with respect to options or unvested stock issuances which are outstanding under the plan unless the optionee or the participant consents to the amendment or modification. Also, the Board of Directors cannot amend the plan, without shareholder approval, in a manner which would:

      * cause options which are intended to qualify as incentive options to fail to qualify;
      *   increase the number of shares issuable over the term of the plan;
      *   cause the plan to fail to meet the requirements of Rule 16b-3; or
      *   violate applicable law.

     Options may be granted, and shares may be issued, under the plan which are in each instance in excess of the number of shares then available for issuance, so long as any excess shares actually issued would be held in escrow until shareholder approval is obtained to amend the plan to increase the number shares available for issuance. If shareholder approval were not obtained within twelve months after the date the first excess of issuances are made, then any unexercised options granted on the basis of this excess shares would terminate and cease to be outstanding and we would promptly refund to the optionees and the participants the exercise or purchase price paid for any excess shares issued under the plan and held in escrow, together with interest for the period the shares were held in escrow, and the shares would thereupon be automatically canceled and cease to be outstanding.

Effectiveness of the Approval of the Plan by the Shareholders

     The approval of the plan by the shareholders will become effective twenty days following the mailing of this information statement to our shareholders.

No Appraisal Rights

     Under Nevada law, our shareholders are not entitled to appraisal rights with respect to the approval of the plan.

Required Vote

     The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of the plan. Management has obtained this approval through the written consent of shareholders owning a majority of the voting control of our company. Thus, a meeting to approve the plan is unnecessary, and management decided to forego the expense of holding a meeting to approve this matter.


                          ADDITIONAL INFORMATION

     PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. Our company is subject to the informational requirements of the Exchange Act, and in accordance therewith files annual and quarterly reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by us can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov. You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting our president, Matthew S. Kerper, at (949) 644-0095.

                                   By Order of the Board of Directors

                                   /s/ Matthew S. Kerper
                                   Matthew S. Kerper, President

Newport Beach, California
May 24, 2004

                               APPENDIX "A"


                       WHITELIGHT TECHNOLOGIES, INC.

                   2004 STOCK OPTION/STOCK ISSUANCE PLAN


I.   GENERAL PROVISIONS

     A.   PURPOSE OF THE PLAN

     This 2004 Stock Option/Stock Issuance Plan (the "Plan") is intended to aid the Corporation (or any Parent or Subsidiary) in maintaining and developing a management team, attracting qualified officers and employees capable of assisting in the future success of the Corporation, and rewarding those individuals who have contributed, or may contribute in the future, to the success of the Corporation (or any Parent or Subsidiary).
It is designed to aid the Corporation (and any Parent or Subsidiary) in retaining the services of executives and Employees and in attracting new personnel when needed for future operations and growth and to provide such personnel with an incentive to remain Employees of the Corporation, to use their best efforts to promote the success of the Corporation's business, and to provide them with an opportunity to obtain or increase a proprietary interest in the Corporation. It is further designed to attract and retain the best available personnel for service as directors of the Corporation (or any Parent or Subsidiary), whether or not such individuals may otherwise be Employees. It is also designed to permit the Corporation to reward those consultants or other independent advisors who are not Employees but who are perceived by management as having contributed to the success of the Corporation (or any Parent or Subsidiary) or who are important to the continued business and operations of the Corporation (or any Parent or Subsidiary).

     Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     B.   STRUCTURE OF THE PLAN

          1. The Plan shall be divided into two (2) separate equity programs:

               a. the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

               b. the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Corporation (or any Parent or Subsidiary) or as an incentive to perform services for the Corporation (or any Parent or Subsidiary).

          2. The provisions of Sections I and IV shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

     C.   ADMINISTRATION OF THE PLAN

          1. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

          2. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option thereunder.

     D.   ELIGIBILITY

          1. The Plan Administrator shall have full authority to determine, (i) with respect to the option grants under the Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid or given by the Participant for such shares.

          2. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

     E.   STOCK SUBJECT TO THE PLAN

          1. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 5,000,000 shares.

          2. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-re-grant provisions of Section II(E).

          3. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to the maximum number and/or class of securities issuable under the Plan. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

II.  OPTION GRANT PROGRAM

     A.   TYPES OF OPTIONS

     The Option Grant Program shall be comprised of two types of options as follows:

          1. Incentive Options which are options intended to qualify under the Code, subject to limiting conditions, for favorable tax treatment in respect of the recognition of ordinary income, gain, or loss and withholding requirements applicable to the exercise of the options and disposition of the shares of Common Stock acquired upon exercise of Incentive Options.

          2. Non-Statutory Options which are those options that are not intended to qualify under the Code for favorable tax treatment in respect of the recognition of ordinary income, gain, or loss and withholding requirements applicable to the exercise of options and disposition of shares of Common Stock acquired pursuant to the exercise of the Non-Statutory options. The Option grant program intends that the treatment of such transactions in respect of Non-Statutory Options will be governed by the taxation rules applicable to the transfer of property in connection with the performance of services.

     B.   OPTION TERMS APPLICABLE TO BOTH INCENTIVE AND NON-STATUTORY
OPTIONS

          1.   Option Agreements.

          Each option shall be evidenced by one or more option agreements between the Corporation and the Optionee. Option agreements shall designate the number of shares and the exercise price of the Option to which it pertains, and shall set forth the vesting schedule of the Option or state that the Option is vested immediately. The option agreements shall be in writing, dated as of the date the option is granted, and shall be executed on behalf of the Corporation by such officers as the Board shall authorize. Option agreements shall be in such form and contain such additional provisions as the Plan Administrator shall prescribe, but in no event shall they contain provisions inconsistent with the provisions of this Plan

          2.   Exercise Price.

               a. The exercise price per share shall be fixed by the Plan Administrator for Incentive and Non-Statutory Options as set forth below.

               b. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section IV(A) and the documents evidencing the option, be payable in cash or check made payable to the Corporation. The Plan Administrator, in its discretion, may also permit the exercise price to be paid partly in cash and/or as follows:

                    (1) in shares of Common Stock valued at Fair Market Value on the Exercise Date, or

                    (2) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions
(A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise, and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

               c. Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          3.   Exercise and Term of Options.

           Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date. The terms of Incentive and Non-Qualified Options shall be fixed by the Plan Administrator within the limits specified below.

          4.   Effect of Termination of Service.

               a. Except as otherwise provided in an option agreement issued in connection with the granting of options pursuant to this Plan, the following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                    (1) Should the Optionee cease to remain in Service for Misconduct, then the options shall terminate on the date of cessation of the Service.

                    (2) Should the Optionee cease to remain in Service for any reason other than Misconduct, Disability or death, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                    (3) Should Optionee's Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                    (4) If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance shall have a twelve (12) month period following the date of the Optionee's death to exercise such option.

                    (5) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

                    (6) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

               b. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                    (1) extend the period of time for which the option is to remain exercisable following Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term; and/or

                    (2) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

          5. Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price, and become a holder of record of the purchased shares.

          6. Vesting Provisions. The Plan Administrator may not impose a vesting schedule upon any option grant which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date.

          7. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death.

          8. Withholding. The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     C.   INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II(C), all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II (C).

          1. Eligibility. Incentive Options may only be granted to Employees.

          2. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date. For options granted to a 10% Shareholder, the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

          3. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          4. Option Term for 10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the option grant date.

     D.   NON-STATUTORY OPTIONS

     The terms specified below shall be applicable to all Non-Statutory Options. Except as modified by the provisions of this Section II(D), all the provisions of the Plan shall be applicable to Non-Statutory Options.

          1. Eligibility. Non-Statutory Options may be granted to the following persons:

               a.   Employees,

               b. non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

               c. consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary), provided that such consultants or advisors are natural persons; that they provide bona fide services to the Corporation (or the Parent or Subsidiary); and that the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Corporation's securities.

          2. Exercise Price. The exercise price per share covered by a Non-Statutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

     E.   CORPORATE TRANSACTION

          1. The Plan and each option outstanding under the Plan at the time of a Corporate Transaction shall terminate and cease to be outstanding, but only after each Optionee (or the successor in interest) has been given, for the period of ten (10) days ending five (5) days before the effective date of the Corporate Transaction (or such longer period as the Board may specify), the right to exercise any unexpired option in full or in part, as if such option was fully vested and exercisable notwithstanding anything to the contrary contained in any option agreement between the Corporation and any optionee. However, the outstanding options shall not terminate and cease to be outstanding on such an accelerated basis if and to the extent such options are assumed by the successor corporation (or parent thereof) in the Corporate Transaction.

          2. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate

Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

          3. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration (in whole or in part) of one or more outstanding options upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced in the Corporate Transaction.

          4. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

          5. Subject to Section II(F) below, the grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     F.   ADJUSTMENTS

          1. If the Corporation shall at any time subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Corporation shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock purchasable upon exercise of the options immediately prior to such subdivision shall be proportionately increased in each instance, and if the Corporation shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock purchasable upon exercise of the options immediately prior to such combination shall be proportionately decreased in each instance. Any adjustment which is the result of a stock dividend or distribution shall be effective on the record date therefor.

          2. Whenever the number of shares of Common Stock purchasable upon the exercise of any of the options is required to be adjusted as provided in Section II(F)(1) above, the exercise price per share shall be adjusted (to the nearest cent) in each instance by multiplying such exercise price per share immediately prior to such adjustment by a fraction
(x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the options immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

          3. In case the Corporation shall, at any time prior to the expiration date of the options, and prior to the exercise thereof, offer to the holders of its Common Stock any right to subscribe for additional shares of any class of the Corporation, then the Corporation shall give written notice thereof to the registered holders of the options not less than thirty (30) days prior to the date on which the books of the Corporation are closed or a record date fixed for the determination of stockholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or record date be fixed with respect to such offer or subscription, and the right of the holders to participate in such offer or subscription shall terminate if the options shall not be exercised on before the date of such closing of the books or such record date.

          4. If the Corporation shall take any action affecting the shares of its Common Stock, other than that action described in this Plan, which, in the opinion of the Plan Administrator, would materially affect the rights of the holders of the options or the exercise price per share, the number of shares of Common Stock purchasable on exercise of the options shall be adjusted in each instance and at such time as the Plan Administrator, in good faith, may determine to be equitable under the circumstances. The adjustments determined by the Plan Administrator shall be final, binding, and conclusive.

          5. Any changes or adjustments in the number of shares of Common Stock purchasable upon the exercise of the options or in the exercise price of options, as required or authorized by this Section II(F), shall be made with respect to all authorized options whether or not they have yet been issued or outstanding at the time of the occurrence of the circumstance leading to such change or adjustment.

     G.   CANCELLATION AND RE-GRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders and subject to approval of the shareholders of the Corporation, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date. The type and amount of consideration for the substituted options shall be subject to the approval of the Plan Administrator.

III. STOCK ISSUANCE PROGRAM

     A.   STOCK ISSUANCE TERMS

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

          1. Cost of Shares. Grants of shares of Common Stock under the Stock Issuance Program shall be made at such cost as the Plan Administrator shall determine and may be issued for no monetary consideration, subject to applicable state law.

          2.   Vesting Provisions.

               a. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. However, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date.

               b. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

               c. Unless specified otherwise in the Stock Issuance Agreement, the Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested, and accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

               d. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

               e. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

          3. Non-transferability. Shares of Common Stock granted under the Stock Issuance program shall not be transferable until the shares are vested.

     B.   CORPORATE TRANSACTION

          1. Upon the occurrence of a Corporate Transaction all unvested shares not assumed by the successor corporation (or parent thereof) shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

          2. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights with respect to those shares remaining outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event of a Corporate Transaction or in the event that the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a period designated by the Plan Administrator following the effective date of any Corporate Transaction in which those repurchase rights are assumed by the successor corporation (or parent thereof).

     C.   SHARE ESCROW/LEGENDS

     Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

IV.  MISCELLANEOUS

     A.   FINANCING

     The Plan Administrator may permit any Optionee or Participant to pay the option exercise price or the purchase price for shares issued to such person under the by delivering a full-recourse, interest-bearing promissory note payable in one or more installments and secured by the purchased shares. In no event shall the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     B.   EFFECTIVE DATE AND TERM OF PLAN

          1. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve
(12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

          2. The Plan shall terminate upon the earliest of (i) May 1, 2014, (ii) the date on which all shares available for issuance under the Plan shall have been issued, or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at that time under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

     C.   AMENDMENT OF THE PLAN

          1. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, except as set forth herein. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, the Board shall not amend the Plan, without approval of the shareholders of the Corporation, in a manner which would:

               a. Cause Options which are intended to qualify as Incentive Options to fail to qualify;
               b. increase the number of shares of Common Stock issuable over the term of the Plan;
               c. cause the Plan to fail to meet the requirements of Rule 16b-3; or
               d.   violate applicable law.

          2. Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically canceled and cease to be outstanding.

     D.   USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     E.   WITHHOLDING

     The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options or upon the vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     F.   REGULATORY APPROVALS

     The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

     G.   NO EMPLOYMENT OR SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

     H.   INDEMNIFICATION

     In addition to such other rights as they may have as directors or as members of the Committee, the members of the Plan Administrator shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, and in connection with any appeal therein, to which they or any of them may be a party by reason of any action or failure to act under or in connection with this Plan or any option or stock award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgement in any such action, suit, or proceeding, except in relation to matters as to which it shall be finally adjudged in such action, suit, or proceeding that such member of the Plan Administrator is liable for gross negligence or willful misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit, or proceeding (or within 30 days after service upon such member of legal process in such case, if later) a member of the Plan Administrator shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

     I.   RULE 16b-3

     With respect to Participates subject to Rule 16b-3, transactions under the Plan are intended to comply with all applicable provisions of Rule 16b-
3. To the extent any provision of the Plan or action by the Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan Administrator.

     J.   RELATIONSHIP TO OTHER PLANS

     Nothing in this Plan shall prevent the Corporation (or any Parent or Subsidiary) from adopting or continuing other or additional compensation arrangements, including without limitation plans providing for the granting of restricted stock awards, options, cash, or Common Stock performance bonuses. Grants under the Plan may form a part of or otherwise be related to such other or additional compensation arrangements.

                                 APPENDIX

The following definitions shall be in effect under the Plan:

     Board shall mean the Corporation's Board of Directors.

     Code shall mean the Internal Revenue Code of 1986, as amended.

     Committee shall mean a committee of two (2) or more non-employee Board members appointed by the Board to exercise one or more administrative functions under the Plan.

     Common Stock shall mean the Corporation's common stock.

     Corporate Transaction shall mean either of the following shareholder approved transactions to which the Corporation is a party:

     (a) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

     (b) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     Corporation shall mean Whitelight Technologies, Inc., a Nevada corporation.

     Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

     Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

     Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

     (a) If the Common Stock is at the time traded on the NASDAQ National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the NASDAQ National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (b) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (c) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the NASDAQ National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

     Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

     Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of :

     (a) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

     (b) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate performance based bonus or incentive programs) by more than fifteen percent (15%), or (c) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual's consent.

     The Plan Administrator shall be entitled to revise the definition of Involuntary Termination and Misconduct with respect to individual Optionees or Participants under the Plan.

     Misconduct shall mean (i) the final conviction of Employee of, or Employee's plea of guilty or nolo contendere to, any felony involving moral turpitude, (ii) fraud, misappropriation or embezzlement by Employee in connection with Employee's duties to the Corporation (or any Parent of Subsidiary), or (iii) Employee's willful failure or gross misconduct in the performance of his duties to the Corporation (or any Parent or Subsidiary).

     1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     Option Grant Program shall mean the option grant program in effect under the Plan.

     Optionee shall mean any person to whom an option is granted under the Plan.

     Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

     Plan shall mean the Corporation's 2002 Stock Option/Stock Issuance Plan, as set forth in this document.

     Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

     Rule 16b-3 shall mean Rule 16b-3 promulgated under the 1934 Act by the U.S. Securities and Exchange Commission, as amended, or any successor rule in effect from time to time.

     Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

     Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

     Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

     Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

     Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).